UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2020

Continental Materials Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-03834	36-2274391
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

440 S. LaSalle Drive, Suite 3100, Chicago, IL 60605

(Address of Principal Executive Offices) (Zip Code)

(312) 541-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.25 par value	CUO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 1, 2020, Continental Materials Corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing in connection with its previously announced plan to voluntarily delist its Common Stock, $0.25 par value per share (the “Common Stock”), from the NYSE American Stock Exchange (the “Exchange”). The Company expects the delisting to be effective May 11, 2020, at which time the Common Stock will no longer be traded on the Exchange.

The Company currently anticipates that, on or about May 11, 2020, it will file with the SEC a Form 15 to deregister its Common Stock under Section 12(g) of the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act, as the Common Stock is held by less than 300 stockholders of record.

The Company is taking these steps in order to reduce legal, accounting and administrative costs associated with being an SEC reporting company, to reduce the specificity of the financial information which the Company is required to disclose publicly in connection with its business segments, which disclosure the Company believes has, at times in the past, been competitively disadvantageous to the Company, and to allow the Company’s management to increase its focus on executing the Company’s strategic and business plan by reducing time spent in complying with applicable SEC reporting requirements. In addition, the number of shares of Common Stock which are publicly held (exclusive of holdings of officers, directors, controlling shareholders or other family or concentrated holdings) is less than 200,000 as a result the tender offer made by Bee Street Holdings LLC which was completed at midnight at the end of April 17, 2020, and the Common Stock may consequently no longer be eligible for listing on the Exchange pursuant to Section 1003(b)(i)(A) of the NYSE American Company Guide.

Item 7.01	Regulation FD Disclosure.

On May 1, 2020, the Company issued a press release announcing the filing of a Form 25 to voluntarily delist its Common Stock from the Exchange and repeating its previous announcement that it planned to file a Form 15 and to deregister its Common Stock under Section 12(g) of the Exchange Act and suspend it SEC reporting obligations. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

The information, including the exhibit hereto, furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 1, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Materials Corporation

Date: May 1, 2020	By:	/s/ PAUL AINSWORTH
Paul Ainsworth
Chief Financial Officer